Lake Street Investor Conference September 10, 2026

2 Forward Looking Statements This presentation may contain forward-looking statements regarding our business, operations, and financial performance. Such statements are based on current expectations and assumptions that are subject to a number of risks and uncertainties. Actual results could differ materially. Please refer to our most recently filed Form 10-K and our Form 10-Qs for the periods following that Form 10-K, including the risk factors described therein. We undertake no obligation to update any forward-looking statement, except as required by law. Given these risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements. We present both GAAP and non-GAAP financial measures in this presentation. A reconciliation of non-GAAP to GAAP measures is included in this presentation and in the most recent earnings press release, which is distributed and available to the public through our Investor Relations website located at investors.nninc.com/news-events/presentations.

3 NN Leaders in Attendance Harold Bevis Chief Executive Officer Chris Bohnert Chief Financial Officer Joe Caminiti Investor Relations Alpha IR Group

Profitable Growth Program is Performing at High Level

- **Growth Program is Working**
  Company is benefiting from multi-year program to generate profitable growth in Data Center, Defense, Medical, Electric Grid, High-Value Vehicle Parts
- **Margin Increase Program is Working**
  Multi-year cost-out program, accretive mix from new growth, weaning legacy business
- **Competitive Moat is: Extraordinary Precision**
  Deliver micron-toleranced parts with exceptional quality at high-volume scale - high use of automation, AI and robotics

Sales
$470 Million

Adjusted EBITDA
$60 Million
~13% Margin

Key Markets
Data Center, Electric Grid, Defense & Electronics, Medical

New Business Wins
2026 Guidance
$100 Million ← **NEW**

NN 2026 Midpoint Guidance, as of Sept 9, 2026

CERTIFIED

IATF 16949 Certified — Automotive Quality Management System

ISO 9001:2015

ITAR Registered

ISO 13485:2016

Accredited Nadcap™ Chemical Processing

Manufactured in a FDA Registered Facility

IN PROGRESS

CMMC — Cybersecurity Maturity Model Certification

BEYOND RELIABLE

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Global Manufacturing Footprint Fits the Markets We are Pursuing

- Majority of sales and profits are in the US and China, ideal footprint for Data Center industry
- Top 30 customers are ~70% of sales, ~700 total customers
- Small, satellite operations in Europe and Brazil for global customers desiring global supply chains



UNITED STATES

Data Center, Electric Grid, Defense, Commercial Vehicle, Medical, Auto

16 Facilities

~60% Sales

South America

Auto, Industrial

4 Facilities

~10% Sales

Europe

Auto, Industrial

3 Facilities

~11% Sales

CHINA

Data Center, Commercial Vehicle, Medical, Auto

4 Facilities

~19% Sales

BEYOND RELIABLE

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6 5 Pillar Growth Program High-Value Vehicle Parts • Intentional product portfolio of demanding applications that require exceptionally precise parts, drives NN technology curve Electric Grid • Precision stamped, plated and assembled products, especially smart meter components, circuit breaker components 2 Medical Equipment • Growing markets, very precise products, special equipment & team, recent marquee customer awards & launches 3 Defense and Electronics • Many robust weapon and electronics applications, many products, growing business, recent Tier 1 awards & launches 4 5 1 Data Center • Fast-growing market and business, demanding applications for many NN products, recent liquid cooling new products

7 Intentional Transformation of Sales Mix is Underway: Pursuing, Winning and Adding Additional Desirable Business Auto 65% Non-Auto 35% 2023 Auto 40%Non-Auto 60% Q2 2026% OF SALES Data Center & Electric Grid Medical Products Defense & Electronics TTM sales = $80M NTM Target = $120M TTM sales = $15M NTM Target = $40M TTM sales = $60M NTM Target = $90M Top 3 Growth Markets TTM sales = Trailing Twelve Months actuals, NTM = Next Twelve Months run-rate

8 Data Center and Electric Grid – Growth Update Data Center and Electric Grid products are growing • ~$80 Million TTM Q2 Sales at accretive margins – near-term goal of $120 Million, multiple large opportunities being evaluated • NN’s 2nd largest market – NN has multiple product lines serving Data Center and Grid, including components for electrical connectors in data center racks, circuit breaker components, smart meter components, liquid cooling connector components, PCB test probe components, power switch components, cooling plate surface treatment 2026 – Entered Data Center market for liquid cooling system • Large and growing market, NN focused upon establishing supply chain positions across multiple platforms and customers • Leveraging NN’s fluid management know-how and existing manufacturing footprint, substantial ramp ups underway during 2nd Half • Primary AI data center rack manufacturing arena is in our back yard in China, Taiwan, Vietnam where NN is a long-term known supplier 2026 – significant new awards and rampups underway in 2nd Half 2026 and 2027 • ~$47 Million of new awards in 2026 YTD, prospecting opportunities are approaching ~$120 Million • Procuring and installing significant dedicated new capacity, ~60 new CNC machine centers in NN’s Wuxi plant for Southeast Asia AI Data Center supply chains • Evaluating next steps for large-scale capacity increases – evaluating additional footprint in China and Mexico

9 AI Data Center Racks - Introduced Liquid Cooling Product Line in 2026 WHERE NN PLAYS 1 Precision Components NN Inc Mission-critical machined parts, engineered to spec 2 Connectors & Couplings Parts built into complete connector and coupling assemblies 3 Cooling Systems Cold plates, manifolds and CDUs form the thermal loop 4 Rack Integration Cabinets assembled and tested as complete systems 5 Data Center Racks installed and commissioned at scale Now producing Data Center parts at 4 plants globally

Data Center Growth - September 2026 Update

Market: Liquid Cooling Components for AI Racks

NN's Available Market Continues to Expand

- Growth rate estimates are increasing
- Next-gen AI chips driving cooling connector count increase, further straining and expanding global supply industry
- Merchant market for liquid cooling is growing rapidly, as is captive market

NN Liquid Cooling Components

NN is Scaling and Ramping Up Production

- Secured business requiring ~60 new machine centers and 24/7 manning
- Two dedicated sampling production centers in use – high level of rapid innovation
- Now sampling components for two new AI chips, plus new 90-degree angle components
- Evaluating additional plant location as 2027 and 2028 growth is driving need for more production floor space and machines

NN's Other Data Center Products

NN Content per Data Center Increasing

- Electric power switches, PCB test probes, and circuit breaker businesses all growing
- Increasing output rates for producing many of these products from between 100% to 250+% increase

BEYOND RELIABLE
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Defense and Electronics Growth - September 2026 Update

Developing strong, fast-growing business in Defense & Electronics

- **~$60 Million TTM Q2 Net Sales** at accretive margins – near-term goal of $90 Million
- NN supplies many critical components – including weapon components, guidance system components, and anti-drone munitions

Recent News - Entry into Tier 1 weapons business; ramping during 2nd Half 2026

- Multi-year agreement to produce firearms accessories for a market leading brand owner
- Expected to add $12–$15 Million in sales, with additional opportunities being evaluated
- Many NN capability firsts in this area - titanium machining, laser welding, advanced surface coatings, unique factory certifications

Expanding the Defense and Electronics growth platform

- 20+ new program wins over three years – valued at ~$30–$35 Million per year - and an additional ~$75 Million working pipeline
- NN's existing customer base in Defense is growing strongly, and we are adding new customers

BEYOND RELIABLE
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Medical Products Growth - September 2026 Update

Medical Products business is small, but gaining momentum

- **$15 Million TTM Q2 Net Sales**, profit rate continues to improve – near-term goal of $40 Million
- High-precision manufacturer to medical equipment OEMs and medical instrument OEMs – precision metal parts

New wins in robotic-assisted surgery equipment, ramping during 2nd Half 2026

- Qualified and received initial purchase orders for a leading robotic-assisted surgery platform
- Cleared a critical full-facility audit at the Kentwood, Michigan plant, backed by a NN multi-year investment and new quality systems
- This new large customer can effectively double the business alone – from $15 Million to $25–$30 Million

Expanding the Medical Products growth platform

- Medical new-business pipeline is now ~$77 Million overall
- Awards across Ultrasound, Interventional Cardiology, Sports Medicine & Extremity, and Robotic-Assisted Surgery
- Business is gaining momentum and NN has a strong team in place

BEYOND RELIABLE
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13 Financial Highlights - Q2 2026 and 1st Half 2026 +19% +16%+36% +35% $65M Q2 Y/Y Net Sales Growth 1st Half 2026 Y/Y Net Sales Growth Q2 Y/Y Adj. EBITDA Growth 1st Half 2026 Y/Y Adj. EBITDA Growth 1st Half 2026 New Business Awards All Divisions All Divisions All Divisions All Divisions All Divisions Preferred Stock Paydown and Partial Refi So Far in 2026

14 Financial Highlights - Q2 2026 and 1st Half 2026 $17.9 $32.1 Adjusted EBITDA ($millions, except percentages) $128.7 $247.2 Net Sales ($millions, except percentages) vs. Prior Year1st Half 20261st Half 2025vs. Prior YearQ2’26Q2’25($millions, except percentages) + 16%$247.2$213.6+ $20.8$128.7$107.9Net Sales + 26%$49.2$38.9+ $5.0$26.1$21.1Adj. Gross Margin Hit 5 Year Goal19.9%18.2%+ 80 basis pts20.3%19.5%Adj. Gross Margin % + 35%$32.1$23.8+ $4.7$17.9$13.2Adj. EBITDA Hit 5 Year Goal13.0%11.1%+ 170 basis pts13.9%12.2%Adj. EBITDA Margin % +19% +16% 14% 13%Y/Y Growth Adj. EBITDA Margin % Q2’26 Q2’26 1st Half ’26 1st Half ’26

15 Raising Guidance for 2026 New Wins – Winning NPI Battles New 2026 Midpoint vs. 2025 Actual 2026 Guidance Midpoint 2026 Guidance Range 2026 Guidance Midpoint 2026 Guidance Range ($millions) + 10%$470$460 - $480$470$460 - $480Net Sales + 22%$60$55 - $65$60$55 - $65Adjusted EBITDA + 29%$100$90 - $110$90$80 - $100New Business Wins 2026 Guidance in Q2’26 Key Notes 1) Assumes current base metal costs – steel, gold, silver, copper 2) Assumes current FX rate environment 2026 Guidance – Sept 2026 NEW

16 Growth Investment Update - Upsized 2026 Agenda 2026 new business additions are higher than expected, with solid forward momentum • Competing and winning NPI battles at a higher and faster rate than expected • Additional sales growth pipeline opportunities are >$600m • Won programs are averaging 25%+ gross margins and continuing to pull up financial profile Capital investment outlook is at a higher level due to new growth program victories • 2026 capex funding will be accomplished via cash spending and leasing • Similar outlook for 2027 and 2028, as targeted markets and demand rates are growing nicely • $90 Million of new wins through 8 months (August 31, 2026); with 2027 and 2028 likely to be similar • Capex averaging 30 cents per annual sales-rate dollar; most programs run many years Growth rate has increased, capex requirements trending to $35m to $40 Million

Increasing Long-Term Outlook 17 Key Assumptions • Above-market sales growth CAGR at 7% from underlying market demand growth rates, winning additional business through NPI battles, and attaining $80 - $100M of New Business growth per year • Growing margins through sales mix, weaning lower margin legacy business, and annual cost-out program • Similar metal basis costs, FX rates $422m 2025 2029 2030 Sales & Adj. Gross Margin 18.5% 22% $49 $85m - $90m 2025 2029 2030 Adj. EBITDA & Margin 11.6% 14% $600m - $650m $millions, except percentages NEW NEW

18 Investment Thesis 1 2 3 NN has an articulated profitable growth program, and is delivering it NN has an articulated margin increase program, and is delivering it Growth opportunities are abundant in NN’s 5 targeted growth markets, NN is winning more NPI battles than expected, numbers have trended up

19 Appendix

20 This presentation contains certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted gross margin, adjusted gross margin %, adjusted income from operations, adjusted EBITDA, adjusted EBITDA margin % (collectively, the "non-GAAP financial measures"). These non-GAAP financial measures are not calculated in accordance with GAAP and should not be considered in isolation from, or as a substitute for, the most directly comparable GAAP measures, and may not be comparable to similarly titled measures used by other companies. Management uses these non-GAAP financial measures, together with the comparable GAAP measures, to evaluate the Company's operating performance and underlying business trends across periods on a consistent basis, and to assist in operational and financial decision-making, including with respect to internal budgeting and resource allocation. Reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure are set forth in the tables accompanying this presentation. A reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP measures is not provided because the Company cannot reasonably predict certain items necessary for such reconciliation without unreasonable efforts. Non-GAAP Financial Measures Footnotes

21 Note: Totals may not foot due to rounding

22 Note: Totals may not foot due to rounding

23 Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin and Gross Margin % NN, Inc. Consolidated (in millions) FY 2025 Net sales 422.2$ Cost of sales (exclusive of depreciation and amortization) 362.8 GAAP gross margin 59.4 Personnel costs (1) 9.3 Facility costs (2) 6.3 Other 3.1 Adjusted gross margin 78.1$ Adjusted gross margin % (3) 18.5% Note: Totals may not foot due to rounding NN, Inc. Consolidated (in millions) FY 2025 GAAP income (loss) from operations (18.9)$ Professional fees 1.0 Personnel costs (1) 8.7 Facility costs (2) 9.8 Amortization of intangibles 13.6 Non-GAAP adjusted income from operations 14.2$ Non-GAAP adjusted operating margin % (4) 3.4% Depreciation 22.3 Other expenses (income), net 4.6 Non-cash foreign exchange (gain) loss on inter-company loans (0.8) Change in fair value of preferred stock derivatives and warrants (3.3) Share of net income from joint venture 8.9 Non-cash stock compensation 3.2 Non-GAAP adjusted EBITDA 49.0$ Non-GAAP adjusted EBITDA margin % (5) 11.6% GAAP net sales 422.2$ (1) Personnel costs include recruitment, retention, relocation, severance costs (2) Facility costs include costs of opening / closing facilities, relocation / exit of manufacturing operations (3) Non-GAAP adjusted gross margin % = Non-GAAP adjusted gross margin / GAAP net sales (4) Non-GAAP adjusted operating margin % = Non-GAAP adjusted income (loss) from operations / GAAP net sales (5) Non-GAAP adjusted EBITDA margin % = Non-GAAP adjusted EBITDA / GAAP net sales Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin %

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